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                                                                Exhibit 10.5




                          COPYRIGHT SECURITY AGREEMENT

         This Copyright Security Agreement (this "Agreement"), dated as of August 2, 1996, is made by INTEGRITY INCORPORATED, a Delaware corporation ("Grantor"), in favor of CREDITANSTALT CORPORATE FINANCE, INC., as lender under the Loan Agreement (as hereinafter defined) ("Grantee").

                                    RECITALS

                 WHEREAS, Grantor owns or has been licensed certain rights to reproduce the works listed on Schedule A attached hereto and incorporated herein by reference (hereinafter referred to individually as a "Work" and collectively as the "Works");

                 WHEREAS, the agreements granting to Grantor the license to reproduce or record the Works are listed on Schedule B attached hereto and incorporated herein by reference;

                 WHEREAS, Grantee is providing financing to Grantor pursuant to the Loan and Security Agreement dated as of the date hereof between Grantee and Grantor (as the same may be amended, supplemented or modified from time to time, the "Loan Agreement"). Pursuant to the Loan Agreement, Grantor has agreed to grant to Grantee a first priority security interest in substantially all of Grantor's present and future assets, including without limitation all of Grantor's present and future general intangibles, and including without limitation the "Copyrights" (as defined below), to secure all of its present and future indebtedness, liabilities, guaranties and other obligations to Grantee;

                 WHEREAS, capitalized terms used and not otherwise defined herein have the meanings set forth in the Loan Agreement;

                 WHEREAS, to secure its Obligations under the Loan Agreement, the Notes and the other Loan Documents, Grantor has agreed to (i) grant to Grantee a security interest in and to the "Collateral" (as defined below) and
(ii) execute and deliver this Agreement in order to secure the payment and performance by Grantor of the obligations; and

                 NOW, THEREFORE, in consideration of the foregoing premises and for other good and valuable consideration, the receipt, adequacy and sufficiency of which are hereby acknowledged, Grantor and Grantee hereby agree as follows:

         1. Assignment. To secure the complete and timely payment and performance of all Obligations and without limiting any other security interest Grantor has granted to Grantee, Grantor hereby hypothecates to Grantee and grants, assigns, and conveys to Grantee a security interest in Grantor's entire right, title, and interest in and to all of the following, now owned and hereafter acquired (collectively, the "Collateral"):

                 (a) Registered Copyrights and Applications for Copyright Registrations. All of Grantor's present and future United States registered copyrights and copyright registrations,
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including, without limitation, the Works listed in Schedule A to this Agreement
(and including all of the exclusive rights afforded a copyright registrant in the United States under 17 U.S.C. Section 106 and any exclusive rights which may in the future arise by act of Congress or otherwise) and all of Grantor's present and future applications for copyright registrations (including applications for copyright registrations of derivative works and compilations) (collectively, the "Copyrights"), and any and all royalties, payments, and other amounts payable to Grantor in connection with the Copyrights, together with all renewals and extensions of the Copyrights, the right to recover for all past, present, and future infringements of the Copyrights, and all tangible property embodying or incorporating the Copyrights, and all other rights of every kind whatsoever accruing thereunder or pertaining thereto.

                 (b) Licenses. All of Grantor's right, title and interest in and to any and all present and future license agreements with respect to the Copyrights, including without limitation the license agreements listed in Schedule B to this Agreement (the "Licenses").

                 (c) Accounts. All present and future Accounts and General Intangibles arising under or from any Work listed on Schedule A attached hereto.

                 (d)      Inventory. All Inventory of any Work listed on
Schedule A.

                 (e) All cash and non-cash proceeds of any and all of the foregoing.

         2.      Representations.  Grantor represents and warrants that:

                 (a) With respect to each Work listed on Schedule A hereto each of the Copyrights is valid and enforceable;

                 (b) Except for the security interest granted hereby and the non-exclusive licenses granted to Grantor's licensees with respect to the Copyrights in the ordinary course of business of Grantor, Grantor is (and upon creation of all future Copyrights, will be) the sole and exclusive owner of the entire and unencumbered right, title, and interest in and to each of the Copyrights and other Collateral, free and clear of any liens, charges, or encumbrances;

                 (c) There is no pending claim that the use of any of the Copyrights does or may infringe upon or violate the rights of any third person nor does Grantor have knowledge of any pending or threatened infringement of any of the Copyrights by any third person.

                 (d) Listed on Schedule A are all Copyrights owned by Grantor, in which Grantor has an interest, or which are used in Grantor's business.

                 (e) Listed on Schedule B are all Licenses to which Grantor is a party.

                 (f) Each employee, agent and/or independent contractor who has participated in the creation of the property constituting the Collateral has either executed an assignment of his or her rights of authorship to Grantor or is an employee of Grantor acting within the scope of his or her employment and was such an employee at the time of said creation.





                                      2
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                 (g)      All of Grantor's present and future songs, recordings
and other works of authorship subject to United States copyright protection, the sale, licensing or other disposition of which results in royalties receivable, license fees receivable, accounts receivable or other sums owing to Grantor (collectively, "Receivables"), have been and shall be registered with the United States Copyright Office prior to the date Grantor requests or accepts any loan from Grantee with respect to such Receivables and prior to the date Grantor includes any such Receivables in the Borrowing Base Certificate provided to Grantee, and Grantor shall provide to Grantee copies of all such registrations promptly upon the receipt of the same.

         3. Covenants. Until all of the Obligations have been satisfied in full and the Loan Agreement has terminated:

                 (a) Grantor shall not grant a security interest in any of the Copyrights or other Collateral to any other person and shall not enter into any agreement or take any action that is inconsistent with Grantor's obligations hereunder or Grantor's other Obligations or would impair Grantee's rights, under this Agreement or otherwise, without Grantee's prior written consent.

                 (b) Grantor shall ensure that each use of the Copyrights described in Section 1 of this Agreement carries a complete and accurate copyright notice.

                 (c) Grantor shall use its best efforts to preserve and defend Grantor's rights in the Copyrights unless Grantor, with the concurrence of Grantee, reasonably determines that a Copyright is not worth preserving or defending.

                 (d) Grantor shall undertake all reasonable measures to cause its employees, agents and independent contractors to assign to Grantor all rights of authorship to any copyrighted material in which Grantor has or may subsequently acquire any right or interest.

         4. License Rights. Grantor may license or sublicense the Copyrights only in the ordinary course of business and only on a non-exclusive basis, and only to the extent of Grantor's rights and subject to Grantee's security interest and Grantor's obligations under this Agreement.

         5. Amendment. Not later than February 1 and August 1 of each year, Grantee shall provide Grantor an amendment to this Agreement, signed by the president, controller or secretary of Grantor, containing a true and complete listing of all Works Borrower has created and/or licensed since the effective date of the last amendment delivered pursuant to Section 6.2(f) of the Loan Agreement (or in the case of the initial such certificate, since the date hereof), substantially in the form of Exhibit A hereof ("Copyright Amendment"), together with evidence showing that Grantor's and Grantee's interest therein has been registered and/or perfected pursuant to Section 4.5 of the Loan Agreement. Notwithstanding the foregoing, no failure to so amend this Agreement shall in any way affect, invalidate or detract from Grantee's continuing security interest in all Copyrights and Licenses, whether or not listed on Schedule A, Schedule B or a Copyright Amendment.





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

         6. Default. Upon an Event of Default Grantee shall have, in addition to all of its other rights and remedies under the Loan Agreement, all rights and remedies of a secured party under the Uniform Commercial Code (as enacted in any jurisdiction in which the Copyrights or other Collateral are located or deemed to be located) or other applicable law. Upon occurrence of an Event of Default, Grantor shall, upon request of Grantee, give written notice to all parties to the Licenses that all payments thereunder shall be made to Grantee, and Grantee may itself give such notice.

         7. Fees and Expenses. On demand by Grantee, without limiting any of the terms of the Loan Agreement, Grantor shall pay all fees, costs, and expenses (including without limitation attorneys' fees and legal expenses) actually incurred by Grantee in connection with (a) preparing this Agreement and all other documents relating to this Agreement, (b) consummating this transaction, (c) filing or recording any documents (including all taxes in connection therewith) in public offices; and (d) paying or discharging any taxes, counsel fees, maintenance fees, encumbrances, or other amounts in connection with protecting, maintaining, or preserving the Copyrights or defending or prosecuting any actions or proceedings arising out of or related to the Copyrights.

         8. Grantee's Rights. In the event that Grantor fails to use its best efforts to preserve and defend Grantor's rights in the Copyrights (except as permitted by paragraph 3(c) hereof) within a reasonable period of time after learning of the existence of any actual or threatened infringement thereof, upon twenty (20) days prior written notice to Grantor, Grantee shall have the right, but shall in no way be obligated to, bring suit or take any other action, in its own name or in Grantor's name, to enforce or preserve Grantee's or Grantor's rights in the Copyrights. Grantor shall at the request of Grantee and at Grantor's expense do any lawful acts and execute any documents requested by Grantee to assist with such enforcement. In the event Grantor has not taken action to enforce or preserve Grantee's and Grantor's rights in the Copyrights and Grantee thereupon takes such action, Grantor, upon demand, shall promptly reimburse and indemnity Grantee for all costs and expenses incurred in the exercise of Grantee's or Grantor's rights under this Section 8.

         9. No Waiver. No course of dealing between Grantor and Grantee, nor any failure to exercise nor any delay in exercising, on the part of Grantee, any right, power, or privilege under this Agreement or under the Loan Agreement or any other agreement, shall operate as a waiver. No single or partial exercise of any right, power, or privilege under this Agreement or under the Loan Agreement or any other agreement by Grantee shall preclude any other or further exercise of such right, power, or privilege or the exercise of any other right, power, or privilege by Grantee.

         10. Rights Are Cumulative. All of Grantee's rights and remedies with respect to the Copyrights and other Collateral whether established by this Agreement, the Loan Agreement, or any other documents or agreements, or by law shall be cumulative and may be exercised concurrently or in any order.





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         11.     Copyright Office.  At the request of Grantee, Grantor shall execute any further documents reasonably necessary or appropriate to create and perfect Grantee's security interest in the Copyrights, including without limitation any documents for filing with the United States Copyright Office and/or any applicable state office. Grantee may record this Agreement, an abstract thereof, or any other document describing Grantee's interest in the Copyrights with the United States Copyright Office, at the expense of Grantor.

         12. Indemnity. Grantor shall protect, defend, indemnity, and hold harmless Grantee and Grantee's assigns from all liabilities, losses, and costs (including without limitation reasonable attorneys' fees) incurred or imposed on Grantee relating to the matters in this Agreement, including, without limitation, in connection with Grantee's defense of any infringement action brought by a third party against Grantee except to the extent that any of the foregoing arises out of gross negligence, willful misconduct or a breach of this Agreement by the Grantee, as the case may be.

         13. Severability. The provisions of this Agreement are severable. If any provision of this Agreement is held invalid or unenforceable in whole or in part in any jurisdiction, then such invalidity or unenforceability shall affect only such provision, or part thereof, in such jurisdiction, and shall not in any manner affect such provision or part thereof in any other jurisdiction, or any other provision of this Agreement in any jurisdiction.

         14. Entire Agreement. This Agreement is subject to modification only by a writing signed by the parties, except as provided in Section 5 of this Agreement. To the extent that any provision of this Agreement conflicts with any provision of the Loan Agreement, the provision giving Grantee greater rights or remedies shall govern, it being understood that the purpose of this Agreement is to add to, and not detract from, the rights granted to Grantee under the Loan Agreement. This Agreement, the Loan Agreement, and the documents relating thereto comprise the entire agreement of the parties with respect to the matters addressed in this Agreement.

         15. Further Assurances. At Grantee's request, Grantor shall execute and deliver to Grantee any further instruments or documentation, and perform any acts, that may be reasonably necessary or appropriate to implement this Agreement, the Loan Agreement or any other agreement, and the documents relating thereto, including without limitation any instrument or documentation reasonably necessary or appropriate to create, maintain, perfect, or effectuate Grantee's security interests in the Copyrights or other Collateral.

         16. Release. At such time as Grantor shall completely satisfy all of the Obligations and the Loan Agreement shall be terminated, Grantee shall execute and deliver to Grantor all assignments and other instruments as may be reasonably necessary or proper to terminate Grantee's security interest in the Copyrights, subject to any disposition of the Copyrights which may have been made by Grantee pursuant to this Agreement. For the purpose of this Agreement, the Obligations shall be deemed to continue if Grantee enters into any bankruptcy or similar proceeding at a time when any amount paid to Grantee could be ordered to be repaid as a preference or pursuant to a similar theory, and shall continue until it is finally determined that no such repayment can be ordered.





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

         17. True and Lawful Attorney. Grantor hereby appoints Grantee as Grantor's true and lawful attorney, with full power of substitution, to do any or all of the following, in the name, place and stead of Grantor: (a) execute an abstract of this Agreement or any other document describing Grantee's interest in the Copyrights, for filing with the United States Copyright Office;
(b) execute any modification of this Agreement pursuant to Section 5 of this Agreement; and (c) following an Event of Default (as defined in the Loan Agreement) execute any assignments, notices or transfer documents for purposes of transferring title or right to receive any of the Copyrights or other Collateral to any person, including without limitation Grantee.

         18. Successors. The benefits and burdens of this Agreement shall inure to the benefit of and be binding upon the respective successors and permitted assigns of the parties; provided that Grantor may not transfer any of the Collateral or any rights hereunder, without the prior written consent of Grantee, except as specifically permitted hereby.

         19. Governing Law. The validity and interpretation of this Agreement and the rights and obligations of the parties shall be governed by the laws of the State of New York, excluding its conflict of law rules to the extent such rules would apply the law of another jurisdiction, and the United States.

         20. WAIVER OF RIGHT TO JURY TRIAL. GRANTEE AND GRANTOR EACH HEREBY WAIVE THE RIGHT TO TRIAL BY JURY IN ANY ACTION OR PROCEEDING BASED UPON, ARISING OUT OF, OR IN ANY WAY RELATING TO: (I) THIS AGREEMENT; OR (II) ANY OTHER PRESENT OR FUTURE INSTRUMENT OR AGREEMENT BETWEEN GRANTEE AND GRANTOR; OR
(III) ANY CONDUCT, ACTS OR OMISSIONS OF GRANTEE OR GRANTOR OR ANY OF THEIR DIRECTORS, OWNERS, EMPLOYEES, AGENTS, ATTORNEYS OR ANY OTHER PERSONS AFFILIATED WITH GRANTEE OR GRANTOR; IN EACH OF THE FOREGOING CASES, WHETHER SOUNDING IN CONTRACT OR TORT OR OTHERWISE.

         IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed and delivered as of the date first written above.

                              Grantor:

                              INTEGRITY INCORPORATED


                              By:     /s/ P. Michael Coleman
                                     ---------------------------------
                                     Name:  P. Michael Coleman
                                     Title: Chairman, Chief Executive Officer
                                               and President

                                              [Corporate Seal]

Accepted:

Grantee:





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

CREDITANSTALT CORPORATE FINANCE, INC.


By:       /s/ Robert M. Biringer
         ---------------------------------------------
         Name:  Robert M. Biringer
         Title: Senior Vice President


By:       /s/ Scott Kray
         ---------------------------------------------
         Name:  Scott Kray
         Title: Senior Associate





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

                                   Schedule A
                                       to
                          Copyright Security Agreement


                             INTEGRITY INCORPORATED

                                   COPYRIGHTS

                                   Schedule B
                                       to
                          Copyright Security Agreement


                             INTEGRITY INCORPORATED

                               LICENSE AGREEMENTS

                                   Exhibit A
                                       to
                          Copyright Security Agreement

                   AMENDMENT TO COPYRIGHT SECURITY AGREEMENT

         THIS AMENDMENT TO COPYRIGHT SECURITY AGREEMENT (the "Amendment") is made and entered into the ___ day of __________, ____ by and between INTEGRITY INCORPORATED, a Delaware corporation ("Grantor"), and CREDITANSTALT CORPORATE FINANCE, INC., ("Grantee").

                             W I T N E S S E T H :

         WHEREAS, Grantor and Grantee are parties to a certain Copyright Security Agreement, dated as of August 2, 1996 (as the same may be amended, modified or supplemented from time to time, the "Copyright Security Agreement"), which grants to Grantee a first priority security interest in all of Grantor's present and future Copyrights, to secure all of its present and future indebtedness, liabilities, guaranties and other obligations to Grantee;

         WHEREAS, the Grantor and Grantee wish to amend the Copyright Security Agreement in accordance with Section 5 thereof;

         NOW, THEREFORE, for and in consideration of the premises, the terms and conditions set forth herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

         1. Defined Terms. Capitalized terms defined or used herein and not defined herein shall have the meanings defined in the Copyright Security Agreement.

         2.      Amendment.

                 (a) The Copyright Security Agreement is hereby amended to add to Schedule A thereto the Copyrights described on Exhibit A attached hereto and incorporated herein by reference.

                 (b) The Copyright Security Agreement is hereby amended to add to Schedule B thereto the Licenses described on Exhibit B attached hereto and incorporated herein by reference.

         3. Assignment. To confirm the foregoing amendment, and without limiting any other security interest Grantor has granted Grantee, Grantor hereby hypothecates to Grantee and grants, assigns, and conveys to Grantee a security interest in Grantor's entire right, title, and interest in and to all of the Copyrights listed in Exhibit A attached hereto and all of the Licenses listed in Exhibit B attached hereto to secure the complete and timely payment and performance of all of the Obligations.

         4. Representations. Grantor hereby represents and warrants Exhibit A and Exhibit B attached hereto are a true, complete and accurate listing of all Copyrights and Licenses Borrower has created and/or licensed since the effective date of the last amendment delivered pursuant to Section 6.2(f) of the Loan Agreement (or, in the case of the initial such amendment, since August ____, 1996) as of the date set forth above.

         IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed and delivered as of the date first written above.

                                        Grantor:

                                        INTEGRITY INCORPORATED


                                        By:
                                           ------------------------------------
                                           Name:
                                           Title:
                                                            [Corporate Seal]

Accepted:

Grantee:

                                        CREDITANSTALT CORPORATE FINANCE, INC.


                                        By:
                                           ------------------------------------
                                           Robert M. Biringer
                                           Senior Vice President


By:
   ------------------------------------
   Scott Kray
   Senior Associate

                                   Exhibit A
                                       to
                   Amendment to Copyright Security Agreement

                                   COPYRIGHTS

Copyright Owner(1)         Work(2)      Dated Filed(3)         Date Perfected(4)





____________________

    (1)   List by name each copyright owner.

    (2)   List each Work created by each copyright owner.

    (3) List each date (by copyright owner and Works) on which Lender's security interest in each Work has been filed with the United States Copyright Office pursuant to Section 4.5 of the Loan Agreement.

    (4) List each date (by copyright owner and Work) on which Borrower has received acknowledgement copies of any filings accepted by the United States Copyright Office in each Work pursuant to Section 4.5 of the Loan Agreement.

                                   Exhibit B
                                       to
                   Amendment to Copyright Security Agreement

                                    LICENSES

Copyright Owner(1)       Work(2)     Dated Filed(3)         Date Perfected(4)





____________________

    (1)   List by name each copyright owner.

    (2)   List each Work created by each copyright owner.

    (3) List each date (by copyright owner and Works) on which Lender's security interest in each Work has been filed with the United States Copyright Office pursuant to Section 4.5 of the Loan Agreement.

    (4) List each date (by copyright owner and Work) on which Borrower has received acknowledgement copies of any filings accepted by the United States Copyright Office in each Work pursuant to Section 4.5 of the Loan Agreement.